Exhibit 10.4

FIRST AMENDMENT TO

LEASE AGREEMENT

(SINGLE TENANT FACILITY)

This First Amendment (“First Amendment”) is entered into this 25th day of August, 2009, with regard to that certain Lease Agreement (Single Tenant Facility) dated June 2, 2009 (“Lease”), by and between SIXTH AND ROCHESTER, LLC, a California limited liability company (“Landlord”) and MONOPRICE, INC., a California corporation (“Tenant”) for that certain approximate 172,998 square foot building (“Property”) located in Rancho Cucamonga, State of California and more particularly described in the Lease.

WHEREAS, the parties desire to modify the Lease pursuant to the terms as herein set forth.

NOW, THEREFORE, in consideration of the mutual covenants set forth below, it is agreed as follows:

1.	All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

2.	The parties hereby acknowledge and agree that, on and after the full and mutual execution of this First Amendment, Tenant may access those certain portions of the Property depicted on Exhibit A, attached hereto and made a part hereof (“Storage Space”), in accordance with the terms of Section 2.03 of the Lease, for the purpose of dead storage of Tenant’s product and materials to be used in connection with its Permitted Use (as set forth and defined in Section 1.06 of the Lease). In no event shall the Storage Space exceed twenty thousand (20,000) square feet. This First Amendment shall satisfy Landlord’s consent requirements set forth in Section 2.03(i) of the Lease, provided, however that Tenant must also fulfill the terms of Section 2.03(ii) and (iii) prior to any early access.

3.	This First Amendment is intended to modify the Lease and shall be deemed to amend any language in the Lease which is read or interpreted contrary to the provisions set forth herein. Any covenant or provision of the Lease which is not inconsistent with this First Amendment shall remain in full force and effect.

4.	This First Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument. A facsimile signature on this First Amendment shall be binding as an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day and year first above written.

LANDLORD:

SIXTH AND ROCHESTER, LLC, a California limited liability company,

By:	PG 6th & R, LLC,
a California limited liability company,
Managing Member

	By:	AAP DEVELOPMENT CA, LLC,
a California limited liability company,
Manager

By:

Adon A. Panattoni, Sole Member

TENANT:

MONOPRICE, INC., a California corporation

By:

Name:	JONG S LEE

Its:	CEO